IndexIQ Trust

(the “Trust”)

Supplement dated January 8, 2018 (“Supplement”)

to the Statement of Additional Information dated August 29, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective January 1, 2018, the following changes occurred regarding the Trust’s Board of Trustees:

Board Chair

Reena Aggarwal, an Independent Trustee, has succeeded Adam S. Patti as the Chair of the Board of Trustees. All references to the Chair of the Board are hereby replaced with references to Ms. Aggarwal.

Interested Trustee

Kirk C. Lehneis succeeded Adam S. Patti as the Interested Trustee of the Trust. All references to Mr. Patti are hereby replaced with references to Mr. Lehneis. Following is a brief discussion of Mr. Lehneis’ specific experience, qualifications, attributes and skills.

Mr. Lehneis. Mr. Lehneis has been a Trustee since January 2018. He is the Chief Operating Officer of New York Life Investment Management (NYLIM), President of the MainStay Funds, and Chief Executive Officer of IndexIQ Advisors. As Chief Operating Officer of NYLIM, Mr. Lehneis is responsible for managing NYLIM’s U.S. retail businesses and overseeing day-to-day operations, including product development, marketing, fund administration and accounting, technology, and talent development for the company’s workforce. In his 12 years with New York Life Investment Management, Mr. Lehneis has held a number of leadership roles, including heading strategy, mergers and acquisitions, and global product development.

The table beginning on page B-17 and footnote 4 of the table are amended to delete the information for Mr. Patti, and include the following information for Mr. Lehneis:

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Kirk C. Lehneis,1974(4)	Trustee, President and Principal Executive Officer	Since January 2018	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); Chief Executive Officer, IndexIQ Advisors LLC (since January 2018); Trustee, President and Principal Executive Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018).	25	None

(4) Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The table beginning on page B-19 and footnote 1 of the table are amended to delete the information for Mr. Patti and include the following information for Mr. Lehneis.

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Kirk C. Lehneis(2)	None	Over $100,000

(1)	“Family of Investment Companies” consists of the series of IndexIQ Trust, IndexIQ ETF Trust, IndexIQ Active ETF Trust, MainStay Funds Trust and The MainStay Funds.

Investors Should Retain This Supplement for Future Reference

ME15e-01/18